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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported)    October 7, 1996
                                                        ---------------

                        Physicians Resource Group, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      1-13778                    76-0456864
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


      Three Lincoln Centre, Suite 1540, 5430 LBJ Freeway, Dallas, TX 75240
     ----------------------------------------------------------------------
     (Address of principal executive offices)                    (Zip Code)


 Registrant's telephone number, including area code       (214) 982-8200
                                                          --------------
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         EQUIMED ACQUISITION

         Physicians Resource Group, Inc., a Delaware corporation ("PRG") entered into an Asset Purchase Agreement (herein so called) among PRG, PRG Georgia, Inc., a Delaware corporation ("PRG Sub") and EquiMed, Inc., a Delaware corporation ("EquiMed"), pursuant to which PRG will acquire (through PRG Sub, a wholly owned subsidiary of PRG) substantially all of the assets and properties and certain liabilities related to EquiMed's ophthalmological physician practice management business operating through its Ophthalmology Division (the "Division"). The Asset Purchase Agreement was executed on October 7, 1996.

         To the best knowledge of PRG, at the time of the execution of the Asset Purchase Agreement there was no material relationship between (i) EquiMed and its stockholders, on the one hand and (ii) PRG or any PRG affiliates, directors or officers or any associate of such directors or officers on the other.

         The consideration for the acquisition was determined by arms-length negotiations between the parties. The aggregate consideration to be paid for the purchase of the assets of the Division generally is $54,563,400 plus a multiple of the amount of change that any additional acquisitions of ophthalmological practices by EquiMed that are closed or are the subject of binding purchase agreements on or before March 31, 1997 would have had on EquiMed's net income for the year ended December 31, 1996, had such additional acquisitions been consummated by EquiMed on January 1, 1996. The primary source of funds to be used for the acquisition of the assets of the Division by PRG will be cash from PRG's working capital.

         As a result of the acquisition, PRG will become the indirect holder (through PRG Sub) of substantially all of the assets and properties and certain liabilities related to the business of the Division. PRG intends to provide the use of such assets to the various ophthalmological practices pursuant to the terms of the respective management services agreements entered into between such practices and EquiMed. The transaction contemplated by the Asset Purchase Agreement is expected to be consummated in November 1996 following termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         AMERICAN OPHTHALMIC ACQUISITION

         PRG also entered into an Agreement and Plan of Merger among PRG, PRG Acquisition Corporation, a Delaware corporation ("Merger Sub") and American Ophthalmic Incorporated, a Florida corporation ("AOI") (the "Merger Agreement"), pursuant to which AOI shall merge with and into Merger Sub (the "Merger"). The Merger Agreement was executed on October 7, 1996.

         As a result of the Merger, AOI will become a wholly-owned subsidiary of PRG and PRG will become the indirect owner of all of the assets and properties, real and personal, tangible and intangible, and liabilities of AOI, a management services organization that is in the business of




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acquiring the assets of ophthalmological and optometric practices and providing such practices with the use of the assets it acquires as well as other management services under the terms of service agreements entered into with such practices. PRG intends to continue to provide the use of the assets acquired through the Merger to such practices.

         To the best knowledge of PRG, at the time of the execution of the Merger Agreement there was no material relationship between (i) AOI and its stockholders on the one hand and (ii) PRG, or any of its affiliates, any director or officer of PRG, or any associate of such director or officer on the other.

         The aggregate consideration to be paid by PRG in connection with the Merger (the "Merger Consideration") is expected to be $70,000,000. Up to $10,000,000 of the Merger Consideration may be placed into escrow for a period of 135 days following Closing pending the provision by AOI of binding letters of intent meeting certain specific acquisition criteria. Half of the Merger Consideration will be payable in cash and the remaining half of the Merger Consideration will be payable in shares of the common stock, par value $.01 per share, of PRG. The cash portion of the Merger Consideration shall be paid out of PRG's working capital. The acquisition consideration for the Merger was determined by arms-length negotiations between the parties to the Merger Agreement.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) The required financial statements will be filed by amendment to this Current Report on Form 8-K.

         (b) The required pro forma financial information will be filed by amendment to this Current Report on Form 8-K.

         (c)     Exhibits.

      Exhibit No.                           Description

         2.1     -        Asset Purchase Agreement by and among EquiMed, Inc.,
                          PRG Georgia and Physicians Resource Group, Inc. dated
                          October 7, 1996.(4)

         2.2     -        Agreement and Plan of Merger by and among American
                          Ophthalmic Incorporated, PRG Acquisition Corporation and Physicians Resource Group, Inc. dated October 7,
                          1996.(4)

         4.1     -        Restated Certificate of Incorporation of Physicians
                          Resource Group, Inc. (2)

         4.2     -        Certificate of Designations, Preferences, Rights and
                          Limitations of Class A Preferred Stock of Physicians
                          Resource Group, Inc. (2)

         4.3     -        Third Amended and Restated Bylaws of Physicians
                          Resource Group, Inc. (3)

         4.4     -        Form of Warrant Certificate (2)

         4.5     -        Form of certificate evidencing ownership of Common
                          Stock of Physicians Resource Group, Inc. (2)

------------------

         (1)     -        Previously filed as an exhibit to the Registrant's
                          Registration Statement on Form S-4 (No. 333- 00230) and incorporated herein by reference.

         (2)     -        Previously filed as an exhibit to the Registrant's
                          Registration Statement on Form S-1 (No. 33- 91440) and incorporated herein by reference.

         (3)     -        Previously filed as an exhibit to the Registrant's
                          Annual Report on Form 10-K for the year ended
                          December 31, 1995, and incorporated herein by reference.

         (4)     -        Filed herewith.  The Registrant will supplementally
                          furnish a copy of any omitted schedule to such agreement to the Securities and Exchange Commission upon request.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PHYSICIANS RESOURCE GROUP, INC.



Date:  October 7, 1996                  By: /s/ Richard J. D'Amico
                                            -----------------------------------
                                            Richard J. D'Amico
                                            Senior Vice President and
                                            General Counsel





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
                               INDEX TO EXHIBITS


                                                                               Sequentially
                                                                                   Numbered
Exhibit No.                                        Description                         Page
-----------                                        -----------                 ------------
         2.1     -        Asset Purchase Agreement by and among EquiMed, Inc.,
                          PRG Georgia, and Physicians Resource Group, Inc.
                          dated October 7, 1996.(4)

         2.2     -        Agreement and Plan of Merger by and among American
                          Ophthalmic Incorporated, PRG Acquisition Corporation
                          and Physicians Resource Group, Inc. dated October 7,
                          1996.(4)

         4.1     -        Restated Certificate of Incorporation of Physicians
                          Resource Group, Inc. (2)

         4.2     -        Certificate of Designations, Preferences, Rights and
                          Limitations of Class A Preferred Stock of Physicians
                          Resource Group, Inc. (2)

         4.3     -        Third Amended and Restated Bylaws of Physicians
                          Resource Group, Inc. (3)

         4.4     -        Form of Warrant Certificate (2)

         4.5     -        Form of certificate evidencing ownership of Common
                          Stock of Physicians Resource Group, Inc. (2)


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         (1)     -        Previously filed as an exhibit to the Registrant's
                          Registration Statement on Form S-4 (No. 333- 00230) and incorporated herein by reference.

         (2)     -        Previously filed as an exhibit to the Registrant's
                          Registration Statement on Form S-1 (No. 33- 91440) and incorporated herein by reference.

         (3)     -        Previously filed as an exhibit to the Registrant's
                          Annual Report on Form 10-K for the year ended
                          December 31, 1995, and incorporated herein by reference.

         (4)     -        Filed herewith.  The Registrant will supplementally
                          furnish a copy of any omitted schedule to such agreement to the Securities and Exchange Commission upon request.





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